CERTIFICATION PURSUANT TO
                                18 U.S.C.ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     In connection with the Quarterly Report on Form 10-QSB for the quarter ended June 30, 2002 (the "Report") of Farnsworth Bancorp, Inc. (the "Company") as filed with the Securities and Exchange Commission on the date hereof, we, Gary N. Pelehaty, President and Chief Executive Officer, and Charles Alessi, Vice President, Chief Financial Officer, Treasurer and Secretary, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Gary N. Pelehaty                        /s/ Charles Alessi
-------------------------------------       -----------------------------------
Gary N. Pelehaty                            Charles Alessi
President and Chief Executive Officer       Vice President, Chief Financial
                                              Officer, Treasurer and Secretary
                                            (Principal Financial and Accounting
                                              Officer)



August 6, 2002